UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2008
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Idenitifcaiton Number)
7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices, with zip code)
(858) 909-1800
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 10, 2008, the Board of Directors of NuVasive, Inc. (the “Company”) approved an amendment and restatement of the Company’s existing Restated Bylaws, which became effective as of December 10, 2008 (the “New Restated Bylaws”). The amendments adopted by the Board of Directors are primarily intended to ensure certain provisions are clear and unambiguous in light of recent Delaware case law developments and to require disclosure by a stockholder proponent of all ownership interests in the Company. Changes were made in Section 2 of Article II and Section 1 of Article IV and a new Section 9 of Article II was added as well as other minor changes and clarifications. The New Restated Bylaws:
1.	Clarify and distinguish the advance notice procedures for (a) stockholders seeking to nominate individuals for election to the Company’s Board of Directors at an annual meeting of stockholders, and (b) stockholders seeking to propose other business at the annual meeting;

2.	Change the advance notice deadlines for nominations and other stockholder proposals intended to be brought before an annual meeting of stockholders;

3.	Clarify that postponement or adjournment of a meeting will not start a new time period for the giving of notice by a stockholder regarding proposals for director nominations or other business for an annual meeting of stockholders;

4.	Expand the information required in the proponent stockholder’s notice to the Company, including disclosure by a stockholder proponent of all ownership interests in the Company, including derivatives, hedged positions and other economic and voting interests, in light of increased use by investors of such derivative positions;

5.	Expand the information required in the proponent stockholder’s notice to the Company about the relationship between the proponent stockholder, any beneficial owner on whose behalf the director nomination is made and their respective affiliates, on the one hand, and any proposed director nominee and his or her affiliates, on the other hand;

6.	Clarify that nothing in the advance notice bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended;

7.	Adopt provisions to facilitate the orderly conduct of business at meetings of the Company’s stockholders, including provisions that make clear the power of the chairman of the meeting to rule on the precedence of, and procedure on, motions and other procedural matters of the meeting; and

8.	Provide for the ability of the Board of Directors to approve of the use of uncertificated shares.

The foregoing description of the changes effected by the New Restated Bylaws is qualified in its entirety by reference to the New Restated Bylaws attached as Exhibit 3.1 to this current report and incorporated herein by reference.
As stated above, the adoption of the New Restated Bylaws does not affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8, and the deadline for such requests relating to the 2009 annual meeting proxy statement remains the same. As set forth in the Company’s proxy statement for the 2008 annual meeting, that deadline was December 9, 2008.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
3.1     Restated Bylaws of NuVasive, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
Date: December 11, 2008	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
3.1	Restated Bylaws of NuVasive, Inc.